Exhibit 10.2

                              FORBEARANCE AGREEMENT

     This Forbearance Agreement (the "Agreement") is made and entered into effective as of the 9th day of June, --- 2004, by and between Presidion Solutions, Inc. (formerly known as Affinity Business Services, Inc.) ("PSI"), and ABS IV, Inc (formerly known as Amfinity Business Solutions, Inc.), Paradyme, Inc. (formerly known as Amfifnity H.R. Solutions, Inc.), and Paradyme National Insurance Brokers, Inc., (together, the "Paradyme Parties"). Presidion Corporation ("Presidion"), James E. Baiers, Craig A. Vanderburg, and John W. Burcham, II (together the "Guarantors", and together with the Paradyme Parties and Presidion, the "Presidion Parties"), and Amfinity Capital, L.L.C. ("Amcap") and Diane M. Hendricks, Kenneth A. Hendricks, Karl W. Leo, and Jeffrey W. Stentz ("Sellers", and together with Amcap, the "Amcap Parties") and Hendricks Holding Co., Inc. ("HHC").

     WHEREAS, PSI as the buyer and the Amcap Parties as the sellers are parties to a Stock Purchase Agreement with an Effective Date of January 1, 2002 (the "SPA");

     WHEREAS, the Presidion Parties and the Amcap Parties are parties to Release and Settlement Agreements with Effective Dates of April 30, 2002, January 15, 2003 and April 15, 2003 (the "R&SAs");

     WHEREAS, PSI and Kenneth A. Hendricks and Diane M. Hendricks (collectively "Hendricks") are parties to a Third Replacement Promissory Note dated April 15, 2003 (the "Note");

     WHEREAS, the Hendricks have alleged PSI is in default under the Note, as set forth in the Default Letter dated May 14, 2004, from the Hendricks counsel Karl W. Leo to PSI that alleges certain defaults by PSI (the "Specified Events of Default");

     WHEREAS, subject to the terms and conditions set forth herein, Hendricks have agreed to the proposal of the Presidion Parties to forbear from collection on the Note in strict accordance with the terms set forth herein (the "Forbearance");

     NOW, THEREFORE, the parties agree as follows:

     1. Forbearance. Provided that no "Forbearance Default" (as such term is defined below) occurs and the Condition Precedent set forth in Section 2 below have been met, the Hendricks hereby agree to refrain, through July 15, 2004 (the "Termination Date"), from exercising any of its rights and remedies under the Note or under any other Agreement between the parties securing or guaranteeing the Note that may exist by virtue of the Specified Events of Default.

     2. Conditions Precedent. The following are conditions precedent to the effectiveness of this Agreement:

          (a) All accrued interest on the Note must be paid upon execution of this Agreement (including any additional interest related to the increase of the Note's interest rate to the default rate as set forth in Section 3 below).

          (b) PSI shall pay Amcap $45,000 as final payment under the Consulting Agreement between PSI and Amcap (the "Consulting Agreement").

          (c) Presidion shall issue 3,000,000 new shares of Presidion common stock to Amcap in satisfaction of Section 3 of the April 15, 2003, Release and Settlement Agreement and shall have instructed its Transfer Agent to issue the original certificate and have it delivered to Amcap.

          (d) Presidion shall issue 500,000 new shares of Presidion common stock to the Hendricks or their assignee(s) and shall have instructed its Transfer Agent to issue the original certificate and have it delivered to Amcap for distribution to the Hendricks or their assignee(s).

          (e) Presidion and PSI are Solvent on the date of execution of this Agreement. As used in this Agreement, "Solvent" means, with respect to Presidion and PSI, that at the time of determination with respect to such entity:

               (i) its assets, at a fair valuation, are in excess of the total amount of its debts;

               (ii) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured;

               (iii) it is then able and expects to be able to pay its debts (including contingent debts and other commitments) as they mature; and

               (iv) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

All of the foregoing conditions must be fulfilled on or before 5:00 P.M. Central time on Friday, June 11, 2004, or this Agreement shall be null and void.

     3. Default Interest. The parties agree that the rate of interest on the Note has been increased to the Note default rate of fourteen percent (14%) per annum ("Default Rate") beginning January 15, 2004. All unpaid interest arising from the difference between the default rate and the normal interest rate (at which rate PSI has making interest payments) shall be paid to Hendricks as set forth in Section 2(a) above. The Default Rate shall remain in effect until the Note has been paid in full or otherwise satisfied; provided, however, if the
Note is not paid in full or otherwise satisfied by July 15, 2004, the rate of interest shall increase to eighteen percent (18%) per annum (or, if less, the maximum interest rate allowable under applicable law) from and after July 15, 2004.

     4. Issuance of Additional Stock. Unless PSI has paid the Note in full or otherwise satisfied the Note by June 15, 2004, the Hendricks or their assignee(s) will be issued an additional 10,000 shares of the common stock of Presidion for each business day after June 15, 2004 through the Termination Date (the "Daily Issuance") that the Note remains unpaid or has not been otherwise satisfied, up to a maximum of 300,000 shares. Beginning on Monday June 21, 2004, and continuing each Monday thereafter through Monday July 19, 2004, Presidion will request that its Transfer Agent issue a certificate to the Hendricks or their assignee(s) for the number of Daily Issuance Shares that were required to be issued in the prior week. If any portion of the Note is paid or otherwise satisfied the Daily Issuance of these shares shall be reduced pro rata, i.e. if the Note balance is reduced by 50% the Daily Issuance shall be reduced to 5,000 shares per business day. No further Daily Issuances shall be made after the Termination Date. In addition, if the Note remains unpaid or has not been otherwise satisfied on the Termination Date, Presidion will issue an additional 500,000 shares of the common stock of Presidion on the Termination Date (in addition to, and not in place of, the Daily Issuance). Effective immediately, until the Note has been paid in full or otherwise satisfied, Presidion shall not issue additional shares of the common stock of Presidion (or agree to issue such shares pursuant to warrants or otherwise) to any person other than an Amcap Party unless:

          (a) the shares are being issued to a third party (i.e. not to any of the Guarantors, their agents or a related person) pursuant to a warrant that was issued prior to the date hereof and which has been properly and fully disclosed in Presidion's filings with the U.S. Securities and Exchange Commission; or

          (b) the shares, warrants or options are issued to Mercator Advisory Group, LLC and /or its subsidiaries and affiliates (together, "Mercator") in a transaction that does not meet the conditions set forth in Section 4(a) above, the total number of shares issued (or to be issued after the exercise of warrants or options) to Mercator on a cumulative basis with all other issuances authorized under this Section 4(b) does not exceed Two Hundred and Fifty Thousand (250,000), and the purchase price (or warrant or option exercise price) for such shares is not less than One Dollar ($1.00) per share; or

          (c) the shares or warrants are issued to Cappello Capital Corp. or their assignees as fees for services under and in accordance with the terms (only as of the date hereof and not as it may be amended in the future) of the Engagement Agreement between Cappello and Presidion dated November 25, 2003; or

          (d) such shares are being purchased by a third party for a fair value and the Hendricks have been given a reasonable opportunity to purchase such shares on the same terms as such third party and have declined such opportunity in writing.

If Presidion issues shares without complying with the foregoing requirements, then Presidion shall simultaneously issue additional shares to the Hendricks, Stentz, and Amcap (and their assignees) to prevent any dilution to the Presidion stock held by each of them.

     5. Registration Rights Agreement. Without additional consideration, all outstanding shares of Presidion that have been previously issued to any Amcap Party and all new shares of Presidion that are to be issued as set forth in this Agreement shall be subject to an agreement granting the Hendricks, Stentz, and Amcap (and their assignees) registration rights as set forth in Exhibit A (the "Registration Agreement").

     6. Alternative Financing. Through July 15, 2004, Hendricks and PSI shall continue discussing the possibility of converting all or a portion of the Note to shares of Presidion. However, nothing herein shall obligate the Hendricks to convert all of any portion of the Note into shares of Presidion. The Presidion Parties shall keep the Hendricks fully informed of all attempts by any Presidion Party to obtain additional funding for the operations of Presidion (and its direct and indirect subsidiaries) and/or repayment of the Note, including but not limited to any discussions with Highbridge/Zwirn Special Opportunities Fund, L.P. and/or its affiliates and designees, and shall provide the Hendricks will copies of all correspondence received or sent by any of the Presidion Parties in connection with the foregoing. All such information shall be subject to the Confidentially Agreement between Presidion and Amcap dated ______, 2004.

     7. Term and Termination of Forbearance. Unless the Note has been paid in full or otherwise satisfied on or before the Termination Date, the Forbearance shall end on the Termination Date. Additionally, the Hendricks may terminate the Forbearance immediately, without prior notice to PSI, upon occurrence of any of the following events (each a "Forbearance Default"):

          (a) either PSI of Presidion ceases to be Solvent or makes an assignment for the benefit of creditors, or a voluntary or involuntary case in bankruptcy, receivership or insolvency is commenced by or against either PSI or Presidion; or

          (b) A levy, writ of attachment, garnishment, execution or similar process is issued against or placed upon either PSI or Presidion or any property of either PSI or Presidion; or

          (c) PSI fails to keep the Strategic Bancorp letter of credit (the"LOC") in force and effect in an amount equal to the unpaid balance of this Note and/or any Amcap Party receives a notice of termination or nonrenewal of the LOC; or

          (d) Any Presidion Party materially violates this Agreement or the Registration Agreement.

     8. No Waiver. Nothing in this Agreement shall be construed as a waiver of or acquiescence to any other Event of Default which shall continue in existence, subject only to the agreement of Hendricks, as set forth herein, not to enforce the remedies available to Hendricks for a limited period of time with respect to the Specified Events of Default. Except as expressly provided herein, the execution and delivery of this Agreement shall not: (a) constitute an extension, modification, or waiver of any aspect of the Note or any other documents; (b) extend the terms of the Note or the due date of any of the obligations thereunder or in any other agreement between any of the Presidion Parties and any of the Amcap parties; (c) give rise to any obligation on the part of Hendricks to extend, modify or waive any term or condition of the Note or any other agreement between the Hendricks and any of the Presidion Parties; or (d) give rise to any defenses or counterclaims to the right of Hendricks to compel payment of the Note or to otherwise enforce its rights and remedies under any other agreement with any of the Presidion Parties. Except as expressly limited herein, Hendricks hereby expressly reserves all of their rights and remedies under the Note and all other agreements with any of the Presidion Parties and under applicable law with respect to the Specified Events of Default. From and after the Termination Date (or any earlier date following a Forbearance Default), Hendricks shall be entitled to enforce the Note according to the original terms thereof.

     9. Strict Compliance. The Hendrick's failure, at any time or times hereafter, to require strict performance by Presidion Parties with any provision or term of this Forbearance shall not waive, affect or diminish any right of the Hendricks thereafter to demand strict compliance and performance therewith. Any suspension or waiver by the Hendricks of a Specified Event of Default or any other Event of Default shall not, except as may be expressly set forth herein, suspend, waive or affect any Specified Event of Default or any other event of default, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of the Presidion Parties contained in this Agreement, the Note or any of the other agreements between the parties, and no Specified Event of Default or other Event of Default shall be deemed to have been suspended or waived by Hendricks unless such suspension or waiver is in writing and signed by the Hendricks.

     10. No Waiver of Specified Events of Default. Each Presidion Party acknowledges and agrees that no Specified Event of Default shall be deemed to be waived, cured or eliminated by this Agreement. Each Presidion Party agrees that, during the term of the Forbearance, the Hendricks shall not be required to issue any notices otherwise required by the Note with respect to any Specified Event of Default.. Nothing set forth in this Agreement shall be deemed to be an admission by any Presidion Party that any Specified Event of Default is an actual Event of Default under the Note.

     11. Consulting Agreement. The Consulting Agreement is hereby terminated immediately upon the date this Agreement becomes effective (and only after fulfillment of the condition precedent set forth in Section 2(b) above).

     12. Cooperation. Without charge, (except for reimbursement of its reasonable out of pocket expenses for travel costs incurred as a result of the request of the Amcap Parties) the Presidion Parties shall fully cooperate, and shall cause their respective employees to fully cooperate, in the furtherance of the interests of Amcap and/or the Hendricks in recovering any assets related to Paradyme Human Resources Corporation (or its subsidiary Paradyme Employer Resources, Inc.) or ABS IV, Inc., and its subsidiaries, including insurance receivables due from the Hartford.

     13. Reaffirmation of Duties and Obligations. The Presidion Parties hereby reaffirm all of their duties and obligations under the SPA, the R&SAs and each and every document entered into in connection therewith, including but not limited to their obligations under the Note, the Guarantors' obligations under the Guarantees, and the Paradyme Parties' Obligations under the Security Agreements, and the Presidion Parties agree that such duties and obligations remain in full force and effect except to the extent the same may have been specifically modified in this Agreement (in which case the same remain in full force and effect as modified). The Amcap Parties shall grant the Presidion Parties a release from such duties and obligations only in the event that (a) the Note has been paid in full and (b) all other duties and obligations of the Presidion Parties to the Amcap Parties have been met or complied with in full.

     14. Release. The Presidion Parties, for each of themselves and for their respective assigns, agents, employees, trustees, receivers, corporations, successors, attorneys, representatives, heirs, executors, administrators and any other persons or entities who may claim though them, hereby release and forever discharge each of the Amcap Parties and all of their respective assigns, agents, employees, trustees, receivers, corporations, parents, affiliates, subsidiaries, predecessors, successors, shareholders, officers, directors, partners, attorneys, representatives, heirs, executors, administrators and each of them, of and from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, security interest, claims, demands, damages, losses, costs or expenses of any nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent which any one or more of the Presidion Parties at any time heretofore ever had, owned or held, or which any one or more of the Presidion Parties now has, owns or holds, or which any one or more of the Presidion Parties may have ever had, by reason of any matter, cause, fact, thing, act or omission whatsoever from the beginning of time to the date of this Agreement including, without limiting the generality of the foregoing, any and all claims and causes of the action arising out of, based upon or relating to the SPA or the Note.

     15. Warranty and Indemnification Regarding Non-Assignment of Claims. Each Presidion Party hereby represents and warrants that he/it/they is the sole and rightful owner of all right, title and interest in and to every claim and other matter which he/it/they releases herein and has not heretofore assigned or otherwise transferred, and shall not assign or otherwise transfer any interest in any claim which he/it/they may have against any other party, or any party's respective parents, affiliates, subsidiaries, predecessors and each other person or entity released and discharged pursuant to Section 14 of this Agreement, including, without limitation, any claims or causes of action which may be alleged by any party. Each Presidion Party agrees to indemnify and hold each Amcap Party and each other person or entity released pursuant to the Section 14 hereof, harmless from any liabilities, claims, demands, damages, costs, expenses and attorney's fees incurred as a result of any person or entity asserting any claim or cause of action based upon any such assignment or transfer or purported assignment or transfer, or any such lien, change or encumbrance.

     16. Covenant not to Sue. The Presidion Parties covenant and agree not to bring any claim, action, suit or proceeding against the other party hereto regarding the matters settled, released and dismissed hereby, including, but not limited to, any claim, action, suit or proceeding raised or that could have been raised, and each party covenants and agrees not to bring any claim, action, suit, or proceeding against any other party hereto regarding the matters settled and released hereby, including, but not limited to, any claim, action, suit or proceeding raised or that could have been raised in a lawsuit, and each party further covenants and agrees that this Agreement is a bar to any such claim, action, suit or proceeding. Suit may be brought by any party to enforce the provisions of this Agreement.

     17. Attorneys' Fees. If there is an action between any partied hereto based upon this Agreement, the prevailing party(s) in the action shall be entitled to his/its/their reasonable attorneys' fees and cost incurred therein.

     18. Representation by Counsel. The parties hereto acknowledge that they have been represented, or have had the opportunity to be represented by counsel.

     19. No Admission of Liability. This Agreement effects the settlement of all claims which are denied and contested, and nothing contained herein shall be construed as an admission by any party hereto of any liability of any kind to any other party or to any other person or entity.

     20. Governing Law. This Agreement is executed and delivered within the State of Florida, and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida.

     21. Further Representation and Warranties. Each party hereto represents and warrants to each other party hereto and agrees with each other party hereto, as follows:

          (a) He/it/they have authority to execute this Agreement and bind the person or entity on whose behalf he/it/they purport to execute it.

          (b) This Agreement is the result of arms length negotiations between the parties.

          (c) He/it/they intend this Agreement to be final and binding between and among the parties hereto, including their heirs, successors and assigns. He/it/they relies upon the finality of this Agreement as a material factor inducing him/it/they to execute this Agreement.

          (d) He/it/they will not take any action which would interfere with the performance of this Agreement by any other party hereto or which adversely affects the benefits to be received hereunder.

          (e) Presidion and PSI represent that they are Solvent as of the date hereof.

     22. Integration. This Agreement constitutes a single integrated written agreement expressing the entire agreement and understanding between the parties hereto concerning the subject matter hereof and supersedes and replaces all prior negotiations and/or proposed agreements, written or oral.

     23. No Representations or Warranties other then Those in this Agreement. Each of the parties to this Agreement acknowledges that no other party, nor any agent or attorney of any other party has made any promise, representation or warranty whatsoever, express or implied, not contained herein concerning the subject matter hereof, to induce him or it to execute this Agreement, and acknowledges that he or it has not executed this instrument in reliance on any such promise, representation or warranty not contained herein, and further acknowledges that there have been and are no other agreements or understandings between the parties relating to the settled disputes.

     24. Further Documents. Each party agrees it will execute or cause to be executed such other documents needed to carry out the purposes of this Agreement. It is understood that should it develop that there are any mistakes in this Agreement which would cause the release and discharge of any party to be defective or less then complete, or it is declared unenforceable by a court or arbitrator, then the parties shall execute any and all other documents and so any and all other things necessary to effect a full, final and complete release of all claims or possible claims in connection with the matters set forth in this Agreement.

     25.  Miscellaneous Provisions.

          (a) Captions. The captions or headings at the beginning of each section, paragraph or subparagraph of this Agreement are for the convenience of the parties only and are not to be construed as defining, limiting or expanding, in any way, the scope or intent of the provisions of this Agreement.

          (b) Amendment. This Agreement can be waived, changed, discharged, terminated or modified only by an instrument in writing signed by the party against whom enforcement of any such waiver, change, discharge, termination or modification is sought.

          (c) Invalidity of Provision. If any provision of this Agreement is by law unenforceable or void, such unenforceability or voidness shall not affect the other provisions of this Agreement, all of which shall remain in full force and effect.

          (d) Gender and Number. In this Agreement (unless the context requires otherwise) the masculine, feminine and neuter genders and the singular and plural shall be deemed and considered to include one another, as appropriate.

          (e) Counterparts. This Agreement can be executed in two or more counterparts, each of which shall be considered an original and all of which shall together constitute one and the same instrument.

          (f) Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the heirs, permitted assigns and successors in interest of the parties hereto.

          (g) Time of Essence. Time is of the essence in every obligation and duty of the parties under this Agreement.

          (h) Authority. If any person is signing this Agreement in any capacity other than as a natural person, then such a person signing this Agreement represents and warrants to all parties to this Agreement that such execution has been duly authorized and empowered by all necessary corporate or partnership or other action.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date and year first written above.

                  THE PRESIDION PARTIES:

                  PRESIDION SOLUTIONS, INC.,
                  PRESIDION CORPORATION
                  ABS IV, INC.,
                  PARADYME, INC.,  and

                  PARADYME NATIONAL INSURANCE BROKERS, INC.

                  By: /s/ Craig A. Vanderburg
                      -----------------------
                      Craig A. Vanderburg
                         Their: President

                      /s/ James E. Baiers
                      -------------------
                      James E. Baiers, individually as Guarantor of PSI

                      /s/ John W. Burcham, II
                      -----------------------
                      John W. Burcham, II, individually as Guarantor of PSI

                      /s/ Craig A. Vanderburg
                      -----------------------
                      Craig A. Vanderburg, individually as Guarantor of PSI

                  THE AMCAP PARTIES:

                  AMFINITY CAPITAL, L.L.C.

                  By: /s/ Jeffrey W. Stentz
                      ---------------------
                      Jeffrey W. Stentz
                      Its: President

                      /s/ Diane M. Hendricks
                      ----------------------
                      Diane M. Hendricks, individually

                      /s/ Kenneth A. Hendricks
                      ------------------------
                      Kenneth A. Hendricks, individually

                      /s/ Karl W. Leo
                      ---------------
                      Karl W. Leo, individually

                      /s/ Jeffrey W. Stentz
                      ---------------------
                      Jeffery W. Stentz, individually

STATE OF MICHIGAN)
                                    )
COUNTY OF OAKLAND)

     Before me, the undersigned, in and for said county and state, personally appeared Craig A. Vanderburg, whose name as President of Presidion Solutions, Inc., a Florida corporation, Presidion Corporation, a Florida Corporation, ABS IV, Inc., a Delaware corporation, Paradyme, Inc., a Florida corporation and Paradyme National Insurance Brokers, Inc., a Georgia corporation, signed the foregoing RELEASE AND SETTLEMENT AGREEMENT, and who is known to me, acknowledged before me that he, as such officer and with full authority, executed the same voluntarily for and as the official act of said corporations.

     Sworn to and subscribed before me this the 9th day of June, 2004.

                                         /s/ James R. Waldvogel
                                         ----------------------
                                         Notary Public
(SEAL)                                   My commission expires: _________

                                         JAMES R. WALDVOGEL
                                         Notary Public, Macomb County, MI
                                         Acting in Oakland County, MI
                                         My Commission Expires January 28, 2006

STATE OF MICHIGAN)
                                    )
COUNTY OF OAKLAND)

     I, the undersigned, in and for said county and state, hereby certify that Craig A. Vanderburg, whose name is signed to the foregoing instrument, and who is known to me, acknowledged before me that he/she, being informed of the contents of said instrument, executed the same voluntarily, sworn to and subscribed before me this 9th day of June, 2004.

                                         /s/ James R. Waldvogel
                                         ----------------------
                                         Notary Public
(SEAL)                                   My commission expires: __________

                                         JAMES R. WALDVOGEL
                                         Notary Public, Macomb County, MI
                                         Acting in Oakland County, MI
                                         My Commission Expires January 28, 2006

STATE OF MICHIGAN)
                                    )
COUNTY OF OAKLAND)

     I, the undersigned, in and for said county and state, hereby certify that James E. Baiers, whose name is signed to the foregoing instrument, and who is known to me, acknowledged before me that he/she, being informed of the contents of said instrument, executed the same voluntarily, sworn to and subscribed before me this 9th day of June, 2004.

                                        /s/ James R. Waldvogel
                                        ----------------------
                                        Notary Public
(SEAL)                                  My commission expires: _________

                                        JAMES R. WALDVOGEL
                                        Notary Public, Macomb County, MI
                                        Acting in Oakland County, MI
                                        My Commission Expires January 28, 2006

STATE OF MICHIGAN)
                                    )
COUNTY OF OAKLAND)

     I, the undersigned, in and for said county and state, hereby certify that John W. Burcham, II, whose name is signed to the foregoing instrument, and who is known to me, acknowledged before me that he/she, being informed of the contents of said instrument, executed the same voluntarily, sworn to and subscribed before me this 9th day of June, 2004.

                                         /s/ James R. Waldvogel
                                         ----------------------
                                         Notary Public
(SEAL)                                   My commission expires: ___________

                                         JAMES R. WALDVOGEL
                                         Notary Public, Macomb County, MI
                                         Acting in Oakland County, MI
                                         My Commission Expires January 28, 2006

STATE OF WI)
                                    )
COUNTY OF ROCK)

     Before me, the undersigned, in and for said county and state, personally appeared Jeffrey W. Stentz, whose name as President of Amfinity Capital, L.L.C., a Delaware limited liability company, signed the foregoing RELEASE AND SETTLEMENT AGREEMENT, and who is known to me, acknowledged before me that he, as such officer and with full authority, executed the same voluntarily for and as the official act of said limited liability company.

     Sworn to and subscribed before me this 8th day of June, 2004.

                                           /s/
                                           ------------------------------------
                                           Notary Public
(SEAL)                                     My commission expires: Aug. 27, 2006

STATE OF WI)
                                    )
COUNTY OF ROCK)

     I, the undersigned, in and for said county and state, hereby certify that Diane M. Hendricks, whose name is signed to the foregoing instrument, and who is known to me, acknowledged before me that he/she, being informed of the contents of said instrument, executed the same voluntarily, sworn to and subscribed before me this 8th day of June, 2004.

                                           /s/
                                           ------------------------------------
                                           Notary Public
(SEAL)                                     My commission expires: Aug. 27, 2006

STATE OF WI)
                                    )
COUNTY OF ROCK)

     I, the undersigned, in and for said county and state, hereby certify that Kenneth A. Hendricks, whose name is signed to the foregoing instrument, and who is known to me, acknowledged before me that he/she, being informed of the contents of said instrument, executed the same voluntarily, sworn to and subscribed before me this 8th day of June, 2004.

                                           /s/
                                           ------------------------------------
                                           Notary Public
(SEAL)                                     My commission expires: Aug. 27, 2006

STATE OF WI)
                                    )
COUNTY OF ROCK)

     I, the undersigned, in and for said county and state, hereby certify that Karl W. Leo, whose name is signed to the foregoing instrument, and who is known to me, acknowledged before me that he/she, being informed of the contents of said instrument, executed the same voluntarily, sworn to and subscribed before me this 8th day of June, 2004.

                                            /s/
                                            ------------------------------------
                                            Notary Public
(SEAL)                                      My commission expires: Aug. 27, 2006

STATE OF WI)
                                    )
COUNTY OF ROCK)

     I, the undersigned, in and for said county and state, hereby certify that Jeffrey W. Stentz, whose name is signed to the foregoing instrument, and who is known to me, acknowledged before me that he/she, being informed of the contents of said instrument, executed the same voluntarily, sworn to and subscribed before me this 8th day of June, 2004.

                                            /s/
                                            --------------------------------
                                            Notary Public
(SEAL)                                      My commission expires: Aug. 27, 2006

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